Receivables and Other Current Assets (Tables)	12 Months Ended
Dec. 31, 2019
17. Receivables and Other Current Assets
Summary of Receivables And Other Current Assets
17. RECEIVABLES AND OTHER CURRENT ASSETS

Receivables and other current assets consisted of the following:

As at	December 31	December 31
millions of Canadian dollars	2019	2018
Customer accounts receivable – billed	$704	$844
Customer accounts receivable – unbilled	265	296
Allowance for doubtful accounts	(9)	(11)
Other receivables	72	86
Capitalized transportation capacity (1)	272	179
Income tax receivable	118	175
Prepaid expenses	48	42
Net investment in direct financing lease (note 18)	9	9
Other current assets	7	-
	$1,486	$1,620
(1) Capitalized transportation capacity represents the value of transportation/storage received by EES on asset management agreements at the inception of the contracts. The asset is amortized over the term of each contract.